© 2013 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
February 7, 2013
Earnings Webcast & Conference Call
Second Quarter 2013
Exhibit 99.2

Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-
looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements that are not historical in nature, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be”
and other words of similar meaning, are forward-looking statements.  In particular, statements regarding our “Fiscal Year 2013 Financial
Guidance” are forward-looking statements.  These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.  These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2012
(the “2012 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission.  All forward-
looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2012 Annual Report.  These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; changes in laws and regulations affecting the investor communication services provided by Broadridge; declines in participation and activity in the securities markets;
overall market and economic conditions and their impact on the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; any significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions.  Broadridge disclaims any obligation to update or revise forward-
looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.
Non-GAAP Financial Measures
In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”) and should be viewed in addition to, and not as a substitute for, the Company’s reported results.  Net earnings, diluted earnings per share and pre-tax earnings margins excluding Acquisition Amortization and Other Costs and Restructuring and Impairment Charges are Non-GAAP
measures. These measures are adjusted to exclude costs incurred by the Company in connection with amortization and other charges associated with the Company’s acquisitions, and the termination of the Penson outsourcing services agreement, as Broadridge believes this information helps investors understand the effect of these items on reported results and provides a better representation of our actual performance.  Free cash flow is a Non-GAAP measure and is defined as cash flow from operating activities, less capital expenditures and purchases of intangibles.  Management believes this Non-GAAP measure provides investors with a more complete understanding of
Broadridge’s underlying operational results.  These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods.
Accompanying this presentation is a reconciliation of Non-GAAP measures to the comparable GAAP measures.
Use of Material Contained Herein
The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation.  If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.  Broadridge assumes no duty to update or revise the information contained in this presentation.  You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial Solutions, Inc., which owns the copyright.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.

Today’s Agenda
Opening Remarks and Other Rich Daly, CEO
Key Topics
Second Quarter and YTD 2013 Dan Sheldon, CFO
Highlights and Segment Results
Summary Rich Daly, CEO
Q&A Rich Daly, CEO
Dan Sheldon, CFO
Closing Remarks Rich Daly, CEO

3 Opening Remarks Key Topics: Financial Highlights Closed Sales Performance Key Activities Update

Financial Highlights
Recurring revenues for the quarter and YTD were up 3%
Primarily due to net new business (closed sales less client losses)
Event-driven activity was flat for the quarter
Trade volumes challenging, trend is improving for four straight months
Non-GAAP diluted earnings per share (EPS) growing for both the quarter and YTD
Second quarter Non-GAAP diluted EPS of $0.17 was up 13%
YTD Non-GAAP diluted EPS of $0.35 was up 6%
Primarily due to higher revenues, business mix and cost containment
Reaffirming fiscal year 2013 guidance
4-7% recurring revenue growth (3-4% total revenue growth)
$1.60-1.70 GAAP diluted EPS
$1.76-1.86 Non-GAAP diluted EPS

Closed Sales Performance
Year-to-date recurring revenue closed sales were down ~45%
Primarily due to longer than anticipated sales cycles for large transactions
No large transactions of >$5M for the first half
Transactions of <$5M:
Pipeline remains very strong
Rolling-out “consultative selling” approach for large strategic transactions
Good initial response particularly with C-Suite executives
Reaffirming fiscal year 2013 recurring revenue closed sales
guidance of $110-150M
•
$22M in same period prior year
•
ICS recurring revenue closed sales were $19M vs. $27M
•
SPS recurring revenue closed sales were $15M vs. $14M

Key Activities Update
Penson/Apex
Penson Canada substantially completed winding down its operations
Questrade, Penson Canada’s largest correspondent, has been converted, and operating on our Outsourcing platform
Do not expect any material financial impact from Penson bankruptcy
Apex/COR Clearing transaction did not materialize
No material negative impact anticipated to FY13 guidance
Acquisitions
On track to generate ~$250M in revenue with ~$50M in EBITDA in FY13
Enthusiastic about long-term prospects of the portfolio
Focused on recurring revenue products and services of <$5M
Continue to seek tuck-in acquisitions with our strategic fit requirements

Revenue Growth Drivers and EBIT Margin
Historical CAGR 2Q 2Q YTD Actual Forecast
(FY07-FY12)
FY13 FY13 FY12
FY13
2% Total Revenue Growth 3% 3% 6% 3-4%
3%
Closed Sales (Recurring)
3% 3% 3% 4-5%
(2%)
Client Losses
(1%) (1%) (1%)
(1)%
1%
Net New Business
2% 2% 2% 3-4%
1%
Internal Growth
(a)
(0%) (1%) 1%
0%
2%
Acquisitions
0% 1% 3% 0%
4% Total Recurring 2% 2% 6% 3-4%
(1%)
Event-Driven
(b)
0% 0% 0%
0%
(1%)
Distribution
(c)
1% 1% 0%
0%
0%
FX/Other
0% 0% 0%
0%
EBIT Margin (Non-GAAP)
6.5% 6.6% 13.9% 14.9 - 15.7%
(a) Internal Growth includes SPS Equity & Fixed Income Trades, ICS Equity & Mutual Fund Stock Record Growth, Transaction Reporting and Time & Materials.
(b) Event-Driven includes ICS Proxy Contest/Specials, Mutual Fund Proxy and Marketing Communications.
(c) Distribution includes pass-through fees from Matrix.

Segment Results & Forecast –
Investor Communication Solutions
FY13 revenue and margin guidance remains on track
Recurring fee revenue growth YTD of 7% was driven by net new business and internal growth
Position growth in-line with expectations as first half activities represent only
~15% of full year
Client revenue retention levels maintained at 99%
Recurring revenue closed sales range for FY13 remains $50-70M
YTD event-driven fee revenue slightly ahead of previous year. Full year event-driven fee revenue guidance remains ~$130M
Full year margins still expected to increase 230-260 bps with ~100 bps related to MSSB and prior year restructuring
Revenue/Growth EBIT/Growth (Non-GAAP) Margin/Growth (Non-GAAP)
Q2: $327M / 3% $16M / 56% 5.0% / 170 bps
Q2 YTD: $666M / 6% $44M / 130% 6.6% / 360 bps
FY13: $1,695 to 1,707M / 4% $291 to 299M / 20 to 23% 17.2 to 17.5% / 230 to 260 bps

Segment Results & Forecast –
Securities Processing Solutions
Net new business is building each quarter - ~$70M backlog
Trade volumes improving for four straight months
Penson/Apex agreements and Penson/Questrade negatively impacting
FY13 ~$20M
•
Recurring  revenue closed sales range for FY13 remains $60-80M
•
Client revenue retention rate at ~98%
Full year margins are expected to be impacted by revenue mix, internal trade volumes and planned increase in systems
investments  (i.e. TARP development)
High and low guidance range still dependent on trade volumes
FY13 revenue and margin guidance remains on track - business is growing
Revenue/Growth EBIT/Growth (Non-GAAP) Margin/Growth (Non-GAAP)
Q2: $164M / +2% $20M / (1)% 12.2% / (30) bps
Q2 YTD: $318M / (1)% $29M / (39)% 9.3% / (570) bps
FY13: $658 to 683M / 0 to +4% $79 to 102M / (13) to +12% 12.0 to 15.0% / (190) to +110 bps

Summary
Solid operating results year-to-date
Recurring fee revenue continues to grow
Closed sales pipeline is very strong
Clear and executable strategy
ICS is a great business, continues on a very strong value creation path
SPS is a good business, focused on growth opportunities, streamlining operations and converting ~$70M in closed sales backlog
Managing expenses as if current market environment is the new normal
Strong client revenue retention rate of 99%
Reaffirming fiscal year 2013 guidance
4-7% recurring revenue growth (3-4% total revenue growth)
$1.60-1.70 GAAP diluted EPS
$1.76-1.86 Non-GAAP diluted EPS
Highly engaged associates aligned to service profit chain
Recognized as one of the Best Companies to Work for in New York for the
sixth consecutive year

11 Q&A There are no slides during this portion of the presentation

12 Closing Comments There are no slides during this portion of the presentation

13 Appendix

Segment Results & Forecast –
Other & Foreign Exchange (FX)
Corporate
Expenses:
YTD results as expected and in line with full year guidance range
Interest Expense,
net:
FY13 reflects higher average debt balance and refinancing of our credit facilities
Restructuring and Impairment Charges: FY13 transition costs related to the termination of the Penson agreement including shutdown costs
YTD
2Q13 2Q13 Low High
Corporate Expenses $(8)M $(15)M $(30)M $(37)M
Interest Expense, net $(4)M $(7)M $(17)M $(21)M
FX - P&L - Revenue $3M $5M $13M $13M
- EBIT $3M $7M $14M $14M
- Transaction Activity $(0)M $(1)M $(1)M $(1)M
Restructuring and Impairment Charges $(4)M $(4)M $(10)M $(10)M
FY13 Range

Broadridge FY13 Q2 and YTD from Continuing Operations
(a)
ICS
Growth %  /  Margin %
Growth %  /  Margin %
Total Segments
Margin %
Other
FX
Total Broadridge (Non-GAAP)
(a)
Growth %  /  Margin %
Interest & Other
Acquisition Amortization and Other Costs
(c)
Margin %
Income taxes
(d)
Tax Rate
Total Net Earnings (Non-GAAP)
(d)
Margin %
Acquisition Amortization and Other Costs
(c)
Restructuring and Impairment Charges
(e)
IBM Migration costs
Non-GAAP Items (Net of Taxes)
Total Net Earnings (GAAP)
Margin %
Diluted Shares
Diluted EPS (Non-GAAP)
(d)
Diluted EPS (GAAP)
SPS
(a)
(b)
Total EBT (Non-GAAP)
(d)
Revenue
FY12 FY13 FY12 FY13
Q2 Q2 Q2 YTD Q2 YTD
$317 $327 $630 $666
8% 3% 10% 6%
$161 $164 $319 $318
10% 2% 11% -1%
$478 $491 $949 $984
9% 3% 10% 4%
$0 $0 $0 $0
$2 $3 $7 $5
$480 $493 $956 $989
8% 3% 11% 3%
FY12 FY13 FY12 FY13
Q2 Q2 Q2 YTD Q2 YTD
$11 $16 $19 $44
3.3% 5.0% 3.0% 6.6%
$20 $20 $48 $29
12.5% 12.2% 15.0% 9.3%
$31 $37 $67 $73
6.4% 7.4% 7.1% 7.4%
($6) ($8) ($13) ($15)
$3 $3 $5 $6
$28 $32 $59 $65
5.8% 6.5% 6.2% 6.6%
($4) ($4) ($6) ($7)
$6 $6 $13 $11
$30 $34 $66 $69
6.3% 6.9% 6.9% 7.0%
($11) ($12) ($24) ($25)
35.8% 36.0% 36.1% 36.0%
$19 $22 $42 $44
4.0% 4.4% 4.4% 4.5%
($4) ($4) ($8) ($7)
($6) ($2) ($6) ($3)
($2) $0 ($4) $0
($13) ($6) ($19) ($10)
$7 $16 $24 $34
1.4% 3.2% 2.5% 3.4%
127.2 125.5 126.9 126.3
$0.15 $0.17 $0.33 $0.35
$0.05 $0.13 $0.19 $0.27
Earnings
(a) FY12 Q2 excludes IBM Migration costs of $4M (after tax $2M, or $0.02 EPS impact). FY12 Q2 YTD excludes IBM Migration costs of $7M (after tax $4M, or $0.03 EPS impact).
     FY12 Q2 and FY12 Q2 YTD excludes Restructuring and Impairment Charges of $10M (after tax $6M, or $0.05 EPS impact).
     FY13 Q2 excludes Restructuring and Impairment Charges of $4M (after tax $2M, or $0.01 EPS impact).
     FY13 Q2 YTD excludes Restructuring and Impairment Charges of $4M (after tax $3M, or $0.02 EPS impact).
(b) Includes impacts of FX P&L and FX transaction activity.
(c) Represents amortization charges associated with intangible asset values as well as other deal costs associated with the Company’s acquisitions.
(d) FY12 Q2 excludes Acquisition Amortization and Other Costs of $6M (after tax $4M or $0.03 EPS impact), IBM Migration costs of $4M (after tax $2M, or $0.02 EPS impact)
     and Restructuring and Impairment Charges of $10M (after tax $6M, or $0.05 EPS impact).
     FY12 Q2 YTD excludes Acquisition Amortization and Other Costs of $13M (after tax $8M or $0.06 EPS impact), IBM Migration costs of $7M (after tax $4M, or $0.03 EPS impact)
     and Restructuring and Impairment Charges of $10M (after tax $6M, or $0.05 EPS impact).
     FY13 Q2 excludes Acquisition Amortization and Other Costs of $6M (after tax $4M or $0.03 EPS impact) and Restructuring and Impairment Charges of $4M (after tax $2M, or $0.01 EPS impact).
     FY13 Q2 YTD excludes Acquisition Amortization and Other Costs of $11M (after tax $7M or $0.06 EPS impact) and Restructuring and Impairment Charges of $4M (after tax $3M, or $0.02 EPS impact).
(e) FY13 Q2 and FY13 Q2 YTD represents transition costs related to termination of the Penson agreement including shutdown costs.
     FY12 Q2 and FY12 Q2 YTD represents Penson OTTI charge.

Broadridge FY13 Guidance from Continuing Operations
Revenue Earnings
FY12 FY13 Range
FY12
FY13 Range
Actual Low High
($ in millions)
Actual
Low High
$1,634 $1,695 $1,707
ICS
$243 $291 $299
5% 4% 4%
Growth %  /  Margin %
14.9% 17.2% 17.5%
$655 $658 $683
SPS
$91 $79 $102
10% 0% 4%
Growth %  /  Margin %
13.9% 12.0% 15.0%
$2,290 $2,353 $2,390
Total Segments
$334 $370 $401
6% 3% 4%
Margin %
14.6% 15.7% 16.8%
$0 $0 $0
Other
(a)
($28) ($30) ($37)
$13 $13 $13
FX
(b )
$14 $13 $13
$2,304 $2,366 $2,403
Total Broadridge (Non-GAAP)
(a)
$319 $353 $377
6% 3% 4%
Growth %  /  Margin %
13.9% 14.9% 15.7%
Interest & Other
($13) ($17) ($21)
Acquisition Amortization and Other Costs
(c)
$25 $22 $22
Total EBT (Non-GAAP)
(d)
$331 $358 $378
Margin %
14.4% 15.1% 15.7%
Income taxes
(d)
($118) ($133) ($140)
Recurring Closed Sales
Tax Rate
35.6% 37.0% 37.0%
FY13 Range
Segments Low High
Total Net Earnings (Non-GAAP)
(d)
$213 $226 $238
ICS $50 $70
Margin %
9.3% 9.5% 9.9%
SPS $60 $80
Total $110 $150
Acquisition Amortization and Other Costs
(c)
($15) ($14) ($14) Restructuring and Impairment Charges
(e)
($58) ($6) ($6)
IBM Migration costs
($15) $0 $0
Non-GAAP Items (Net of Taxes)
($88) ($20) ($20)
Total Net Earnings (GAAP)
$125 $205 $218
Margin %
5.4% 8.7% 9.1%
Diluted Shares
128 128 128
Diluted EPS (Non-GAAP)
(d)
$1.67 $1.76 $1.86
Diluted EPS (GAAP)
$0.98 $1.60 $1.70
(a) FY12 excludes IBM Migration costs of $25M (after tax $15M, or $0.12 EPS impact) and Restructuring and Impairment Charges of $81M (after tax $58M, or $0.45 EPS impact). FY13 guidance excludes Restructuring and Impairment Charges of $10M (after tax $6M, or $0.05 EPS impact).
(b) Includes impacts of FX P&L and FX Transaction Activity.
(c) Represents amortization charges associated with intangible asset values as well as other deal costs associated with the Company’s acquisitions.
(d) FY12 excludes Acquisition Amortization and Other Costs of $25M (after tax $15M or $0.12 EPS impact), IBM Migration costs of $25M (after tax $15M, or $0.12 EPS impact) and Restructuring and Impairment Charges of $81M (after tax $58M, or $0.45 EPS impact). FY13 guidance excludes Acquisition Amortization and Other Costs of
$22M (after tax $14M or $0.11 EPS impact) and Restructuring and Impairment Charges of $10M (after tax $6M, or $0.05 EPS impact).
(e) FY12 represents Penson deferred client conversion and startup costs, other than temporary impairment charges, shutdown costs, cancellation of the note receivable, less the elimination of the obligation to pay or credit Penson fees.  FY13 represents transition costs related to termination of the Penson agreement including shutdown costs.
* Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.

Cash Flow –YTD FY13 Results and FY13 Forecast
Six Months Ended
December 2012
Low High
Free Cash Flow (Non-GAAP) :
Round
Net earnings from continuing operations (GAAP) 34.1 34 $                           205 $               218 $
Depreciation and amortization (includes other LT assets) 48.3 48 95 105
Stock-based compensation expense 12.9 13 31 31
Other -5.4 (5) (5) 5
Subtotal 89.9 90 326 359
Working capital changes -1.3 (1) (15) (15)
Long-term assets & liabilities changes -15.1 (15) (60) (50)
Net cash flow (used in) provided by continuing operating activities 73.5 74 251 294
Cash Flows From Investing Activities
Capital expenditures & software purchases -19 (19) (55) (45)
Free cash flow ( Non-GAAP)
54.5 55 $                           196 $               249 $
Cash Flows From Other Investing and Financing Activities
Acquisitions 0 - - -
Stock repurchases net of options proceeds -75.1 (75) (75) (75)
Proceeds from borrowing net of debt repayments 0 - - -
Dividends paid -42.3 (42) (86) (86)
Other 1.5 - (5) 5
Net change in cash and cash equivalents -61.4 (62) 30 93
Cash and cash equivalents, at the beginning of year 320.5 321 321 321
Cash and cash equivalents, at the end of period 259.1 259 $                         351 $               414 $
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
FY13 Range (a)
($ millions)
Unaudited
Free Cash Flow - Non-GAAP

Recurring Closed Sales to Revenue Contribution
Recurring Closed Sales to Revenue
($ in millions)
Closed Sales Revenue Contribution
(a)
Backlog
(b)
Forecast Forecast Forecast
FY13 FY13 FY13
ICS $50-70 ~$50-60 ~$35-45
~Contribution to revenue growth ~3%
SPS $60-80 ~$40-50 ~$85-105
~Contribution to revenue growth 6-8%
Total Recurring Closed Sales
$110-150 ~$90-110 ~$120-150
~Contribution to revenue growth 4-5%
(a)
Revenue from current year and prior year Closed Sales.
(b)
Closed Sales expected to convert to revenue in future years.

Revenues and Closed Sales FY07-FY13
($ in millions)
Forecast
Recurring Fee Revenues FY07 FY08 FY09 FY10 FY11 FY12 CAGR FY13
ICS 529 $              567 $              594 $              632 $              720 $              798 $              9% $862-874
Growth 3% 7% 5% 6% 14% 11% 8-10%
SPS 527 $              534 $              559 $              536 $              594 $              655 $              4% $658-683
Growth 11% 1% 5% -4% 11% 10% 0-4%
Total Recurring Fee Revenues 1,056 $          1,101 $          1,153 $          1,168 $          1,313 $          1,453 $          7% $1,520-1,557
Growth 7% 4% 5% 1% 12% 11% 4-7%
Event-Driven 203 $              200 $              180 $              257 $              135 $              132 $              -8% ~$129
Growth 33% -1% -10% 43% -47% -2% -2%
Distribution 821 $              808 $              757 $              781 $              704 $              704 $              -3% ~$704
Growth 12% -2% -6% 3% -10% 0% 0%
Other/FX (12) $              22 $                (17) $              4 $                   14 $                14 $                ~$13
Total Revenues 2,068 $          2,131 $          2,072 $          2,209 $          2,167 $          2,304 $          2% $2,366-2,403
Growth 12% 3% -3% 7% -2% 6% 3-4%
Recurring Closed Sales 63 $                82 $                95 $                119 $              113 $              120 $              14% $110-150
Growth -32% 30% 16% 25% -5% 6% -8-+25%
($ in millions)
Forecast
Event-Driven Fee Revenues
(a)
FY07 FY08 FY09 FY10 FY11 FY12 CAGR FY13
Mutual Fund Proxy 79 $                92 $                55 $                150 $              39 $                28 $                -19% $27
Mutual Fund Supplemental 51 $                49 $                58 $                48 $                44 $                47 $                -2% $46
Contest/ Specials/ Other Communications 73 $                59 $                67 $                59 $                52 $                57 $                -5% $56
Total Event-Driven Fee Revenues 203 $              200 $              180 $              257 $              135 $              132 $              -8% $129
Growth 33% -1% -10% 43% -47% -2% -2%
Recurring Distribution Revenues
(b)
593 $              580 $              567 $              564 $              573 $              597 $              0% ~$597
Growth 6% -2% -2% -1% 2% 4% 0%
ED Distribution Revenues
(b)
228 $              228 $              190 $              217 $              131 $              107 $              -14% ~$107
Growth 35% 0% -17% 14% -39% -18% 0%
Total Distribution Revenues 821 $              808 $              757 $              781 $              704 $              704 $              -3% ~$704
Growth 12% -2% -6% 3% -10% 0% 0%
(a) Includes reclassification of Pre-sale Fulfillment from event-driven revenues to recurring revenues.
(b) Includes reclassification of Pre-sale Fulfillment related distribution revenues and Matrix pass-through administrative services from event-driven revenues to recurring revenues.

Reconciliation of Non-GAAP to GAAP Measures
Reconciliation of EPS Guidance 2Q12 2Q13 YTD12 YTD13 FY10 FY11 FY12 FY13 Range
Actual Actual Actual Actual Actual Actual Actual Low High
Guidance Provided in August 2012 - Diluted EPS (Non-GAAP)
$0.12 $0.14 $0.27 $0.29 $1.56 $1.37 $1.55 $1.65 $1.75
Acquisition Amortization and Other Costs $0.03 $0.03 $0.06 $0.06 $0.04 $0.10 $0.12 0.11 0.11
Current Guidance - Diluted EPS (Non-GAAP)
$0.15 $0.17 $0.33 $0.35 $1.60 $1.47 $1.67 $1.76 $1.86
Acquisition Amortization and Other Costs ($0.03) ($0.03) ($0.06) ($0.06) ($0.04) ($0.10) ($0.12) (0.11) (0.11)
Restructuring and Impairment Charges ($0.05) ($0.01) ($0.05) ($0.02) $0.00 $0.00 ($0.45) (0.05) (0.05)
IBM Migration costs ($0.02) $0.00 ($0.03) $0.00 $0.00 ($0.03) ($0.12) 0.00 0.00
One-time recognition of deferred tax assets $0.00 $0.00 $0.00 $0.00 $0.06 $0.00 $0.00 0.00 0.00
Current Guidance - Diluted EPS (GAAP)
$0.05 $0.13 $0.19 $0.27 $1.62 $1.34 $0.98 $1.60 $1.70
Reconciliation of EBT Guidance (a) 2Q12 2Q13 YTD12 YTD13 FY10 FY11 FY12
FY13 Range
($ in millions)
Actual Actual Actual Actual Actual Actual Actual Low High
Guidance Provided in August 2012 - Total EBT (Non-GAAP) $24 $28 $53 $58 $342 $276 $306 $336 $356
Margin % 5.0% 5.7% 5.6% 5.8% 15.5% 12.7% 13.3% 14.2% 14.8%
Acquisition Amortization and Other Costs $6 $6 $13 $11 $8 $19 $25 $22 $22
Current Guidance - Total EBT (Non-GAAP) $30 $34 $66 $69 $350 $295 $331 $358 $378
Margin % 6.3% 6.9% 6.9% 7.0% 15.9% 13.6% 14.4% 15.1% 15.7%
Acquisition Amortization and Other Costs ($6) ($6) ($13) ($11) ($8) ($19) ($25) ($22) ($22)
Restructuring and Impairment Charges ($10) ($4) ($10) ($4) $0 $0 ($81) ($10) ($10)
IBM Migration costs ($4) $0 ($7) $0 $0 ($6) ($25) $0 $0
Total EBT (GAAP) $11 $25 $37 $53 $342 $270 $201 $326 $346
Margin % 2.2% 5.0% 3.8% 5.4% 15.5% 12.4% 8.7% 13.8% 14.4%
(a) Details may not sum to totals due to rounding
Six Months Ended
December 2012
Low High
Free Cash Flow
(Non-GAAP)
:
Round
Net earnings from continuing operations (GAAP) 34.1 34 $                           205 $               218 $
Depreciation and amortization (includes other LT assets) 48.3 48 95 105
Stock-based compensation expense 12.9 13 31 31
Other -5.4 (5) (5) 5
Subtotal 89.9 90 326 359
Working capital changes -1.3 (1) (15) (15)
Long-term assets & liabilities changes -15.1 (15) (60) (50)
Net cash flow (used in) provided by continuing operating activities 73.5 74 251 294
Cash Flows From Investing Activities
Capital expenditures & software purchases -19 (19) (55) (45)
Free cash flow (Non-GAAP)
54.5 55 $                           196 $               249 $
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases.
Free Cash Flow - Non-GAAP
FY13 Range (a)
($ millions)
Unaudited

ICS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
Fee Revenues
2Q12 2Q13 YTD FY12 YTD FY13 Type
Proxy
Equities 24.8 $         25.3 $     48.4 $           50.9 $           RC
   Stock Record Position Growth -1%
4%
0%
1%
   Pieces 21.2               20.8 41.6                 41.1
Mutual Funds 8.6 $           9.1 $       13.8 $           15.6 $           ED
   Pieces 16.6               15.4 23.0                 23.6
Contests/Specials 3.3 $           2.0 $       6.6 $            5.0 $            ED
   Pieces 4.0                 1.9 7.7                   4.6
Total Proxy 36.7 $         36.4 $     68.8 $           71.5 $
   Total Pieces 41.8               38.1 72.3
69.3
Notice and Access Opt-in % 73% 75% 63% 61%
Suppression % 56% 59% 55% 57%
Interims Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) 25.7 $         31.5 $     51.2 $           63.3 $           RC
   Position Growth 8% 11% 9% 10%
   Pieces 137.4             153.2        269.3               303.9
Mutual Funds (Supplemental Prospectuses) & Other 8.4 $           9.1 $       19.0 $           23.8 $           ED
   Pieces 45.1               46.2 104.4               121.6
Total  Interims 34.1 $         40.6 $     70.2 $           87.1 $
   Total Pieces 182.5             199.4        373.7               425.5
Transaction
Transaction Reporting/Customer Communications 38.8 $         37.9 76.2 $           78.5 $           RC
Reporting
Fulfillment
Fulfillment 31.6 $         31.9 $     63.0 $           65.1 $           RC
Other
Other - Recurring (a) 25.5 $         26.4 $     51.0 $           52.2 $           RC
Communications
Other - Event-Driven (b) 7.3 $           7.5 $       15.6 $           15.6 $           ED
Total Other 32.8 $         33.9 $     66.6 $           67.8 $
Total Fee Revenues 174.0 $       180.7 $    344.8 $         370.0 $
Total Distribution Revenues (c) 142.8 $       146.1 $    285.0 $         296.3 $
Total Revenues as reported - GAAP 316.8 $       326.8 $    629.8 $         666.3 $         FY13 Ranges
Low High
Total RC Fees 146.4 $       153.0 $    289.8 $         310.0 $         862 $   874 $
% RC Growth 20% 5% 20% 7% 8% 10%
Total ED Fees 27.6 $         27.7 $     55.0 $           60.0 $           129 $   129 $
Low High
Sales 3% 2% 3% 3% 3% 3%
Losses -1% 0% -1% -1% -1% -1%
Key
Net New Business 2%
2%
2% 2% 2% 2%
Revenue
Internal growth 2% 0% 2% 1% 2% 2%
Drivers
Recurring (Excluding Acquisitions) 4%
2%
4% 3% 4% 4%
Acquisitions 4% 0% 5% 0% 0% 0%
Total Recurring 8%
2%
9% 3% 4% 4%
Event-Driven -1%
0%
-1% 1% 0% 0%
Distribution 1%
1%
2% 2% 0% 0%
TOTAL 8% 3% 10% 6% 4% 4%
(a) Other Recurring fee revenues include revenues from acquisitions.
(b) Other Event-Driven fee revenues include revenues from corporate actions.
(c) Total Distribution Revenues primarily include pass-through revenues related to the physical mailing of Proxy, Interims, Transaction Reporting, and Fulfillment as well as Matrix administrative services.

SPS and Outsourcing Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
2Q12 2Q13 YTD12 YTD13 Type
Equity
Transaction-Based Equity Trades 32.8 $       31.1 $       69.3 $       61.1 $       RC
Internal Trade Volume 911             852             963             837
Internal Trade Growth -2% -6% 9% -13%
Trade Volume (Average Trades per Day in '000) 920             860             970             844
Non-Transaction Other Equity Services 84.4         89.8         164.8 $     171.9 $     RC
Total Equity 117.2 $     120.9 $     234.0 $     233.0 $
Fixed Income
Transaction-Based Fixed Income Trades (a) 13.0 $       13.6 $       26.5 $       27.5 $       RC
Internal Trade Volume 290             289             291             291
Internal Trade Growth 2% -1% 7% 0%
Trade Volume (Average Trades per Day in '000) 290             293             291             294
Non-Transaction Other Fixed Income Services 12.0 $       12.0 $       22.7 $       23.5 $       RC
Total Fixed Income 25.1 $       25.6 $       49.2 $       51.0 $
Outsourcing
Outsourcing 18.8 $       17.3 $       36.2 $       33.7 $       RC
# of Clients
12               17               12               17
Total Net Revenue as reported - GAAP 161.1 $     163.8 $     319.5 $     317.7 $
FY13 Ranges
Low High
Sales 6% 5% 5% 4% 6% 8%
Losses -1% -2% -1% -2% -2% -2%
Key
Net New Business 5% 3% 4% 2% 4% 6%
Revenue
Transaction & Non-transaction 0% 2% 3% -2% -1% 1%
Drivers
Concessions -2% -3% -1% -3% -4% -4%
Internal growth -2% -1% 2% -5% -5% -3%
Acquisitions 7% 0% 5% 2% 1% 1%
TOTAL 10% 2% 11% -1% 0% 4%

Broadridge ICS Definitions
Proxy
Equities - Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers. Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered directly in the names of their owners).
Mutual Funds - Refers to the proxy services we provide for funds, classes or trusts of an investment company. Open-ended mutual funds are not required to have annual meetings. As a result, mutual  fund proxy services provided to open-ended mutual  funds are driven by a "triggering event."  These triggering events can be a change in directors, fee structures, investment restrictions, or mergers of funds.
Contests - Refers to the proxy services we provide when a separate agenda is put forth by one or more stockholders that is in opposition to the proposals presented by management  of the company which is separately distributed and tabulated from the company’s proxy materials.
Specials - Refers to the proxy services we provide  in connection with stockholder meetings held outside of the normal annual meeting cycle and are  primarily driven by special events (e.g., mergers and acquisitions in which the company being acquired is a public company and needs to solicit the  approval of its stockholders).
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) – Refers to the services we provide investment companies in connection with information they are required by regulation to distribute periodically to their investors. These reports contain pertinent information such as holdings, fund performance, and other required disclosure.
Mutual Funds (Supplemental Prospectuses) – Refers primarily to information required to be provided by mutual funds to supplement information previously provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying items in the original prospectus). The events could occur at any time  throughout the year.
Other – Refers to communications provided by corporate issuers and investment companies to investors including newsletters, notices, tax information, marketing  materials and other information not required to be distributed by regulation.
Transaction Reporting
Transaction  Reporting – Refers primarily to the printing and distribution of account  statements, trade confirmations  and tax reporting documents  to account holders, including electronic delivery and archival  services.
Fulfillment
Post-Sale Fulfillment – Refers primarily to the distribution of prospectuses, offering documents, and required regulatory disclosure information to investors in connection with purchases of securities.
Pre-Sale Fulfillment – Refers to the distribution of marketing literature, welcome kits, enrollment kits, and investor information to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators.
Other Communications
Other – Refers to the services we provide in connection  with the distribution  of communications  material  not included in the above definitions such as  non-objecting beneficial owner (NOBO) lists, and corporate actions  such as mergers, acquisitions, and tender offer transactions.